DISCONTINUED OPERATIONS (Details) - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Dec. 31, 2023	Dec. 31, 2022
Net Income	$ 0	$ 77,579	$ 125,524	$ (104,355)
Discontinued operations for IST
Assets of IST			633,095	$ 616,263
Revenue	430,234
Liabilities of IST			759,196
Cost of Sales	(272,672)
Net liabilities of IST recognized gain on disposal of discontinued operations			$ 126,101
Gross Profit	157,562
Expenses	(225,170)
Interest Expense	(9,971)
Income taxes	0
Net Income	$ (77,579)